                           SCHEDULE 14A INFORMATION
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                          ISLE OF CAPRI CASINOS, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     ------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

     ------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

     ------------------------------------------------------------------

     (5)   Total Fee Paid:

     ------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

     (1)     Amount Previously Paid:

     (2)     Form, Schedule or Registration No.:

     (3)    Filing Party:

     (4)     Date Filed:

                          ISLE OF CAPRI CASINOS, INC.
                             1641 POPPS FERRY ROAD
                           BILOXI, MISSISSIPPI 39532
                                (228) 396-7000

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    To be Held on Tuesday, October 2, 2001

                               ----------------

  The 2001 Annual Meeting of Stockholders of Isle of Capri Casinos, Inc. will be held at the Lady Luck Casino Hotel, 206 North Third Street, Las Vegas, Nevada, 89101, on Tuesday, October 2, 2001 at 9:00 a.m., Pacific Standard Time, for the following purposes:

  (1) To elect eight persons to the Board of Directors;

  (2) To ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending April 28, 2002; and

  (3) To transact such other business as may properly come before the Annual Meeting.

  The record date for the determination of stockholders entitled to vote at the Annual Meeting, or any adjournments or postponements thereof, was the close of business on August 24, 2001. A stockholder list will be available for examination for the ten days prior to the meeting at the Lady Luck Casino Hotel, 206 North Third Street, Las Vegas, Nevada 89101. Additional information regarding the matters to be acted on at the Annual Meeting can be found in the accompanying Proxy Statement.

  Your vote is very important to us. Whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please complete, sign, date and promptly return the proxy in the self-addressed envelope that we have included for your convenience. No postage is required if it is mailed in the United States. Submitting the proxy will not preclude you from voting in person at the Annual Meeting should you decide to attend.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          Bernard Goldstein,
                                           Chairman and Chief Executive
                                            Officer

Biloxi, Mississippi
August 30, 2001

    Please Mark, Sign, Date and Return Your Proxy in the Enclosed Envelope

                          ISLE OF CAPRI CASINOS, INC.
                             1641 POPPS FERRY ROAD
                           BILOXI, MISSISSIPPI 39532
                                (228) 396-7000

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 2, 2001

                               ----------------

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Isle of Capri Casinos, Inc., a Delaware corporation, of proxies for use at the 2001 Annual Meeting of Stockholders to be held on Tuesday, October 2, 2001, beginning at 9:00 a.m., Pacific Standard Time, at the Lady Luck Casino Hotel, 206 North Third Street, Las Vegas, Nevada, 89101, and at any adjournment(s) of the Annual Meeting.

  Our principal executive offices are located at 1641 Popps Ferry Road, Biloxi, Mississippi 39532. A copy of our 2001 Annual Report to Stockholders, this Proxy Statement and accompanying proxy card are first being mailed to our stockholders on or about August 30, 2001.

                             QUESTIONS AND ANSWERS

What am I being asked to vote on?

  At the Annual Meeting, the Company's stockholders will be asked to vote on the following proposals:

  1. To elect eight persons to the Board of Directors;

  2. To ratify the selection of Ernst & Young LLP as our independent auditors for fiscal year ending April 28, 2002.

  The stockholders will also transact any other business that may properly come before the meeting.

Who is entitled to vote at the Annual Meeting?

  The record date for the Annual Meeting is August 24, 2001, and only stockholders of record at the close of business on that date may vote at and attend the Annual Meeting.

What constitutes a quorum for the purposes of voting?

  A majority of the shares of the Company's common stock outstanding, represented in person or by proxy at the Annual Meeting, will constitute a quorum for the purpose of transacting business at the Annual Meeting. As of August 24, 2001, the record date for the Annual Meeting, there were 30,642,762 shares of the Company's common stock outstanding.

What if a quorum is not present at the Annual Meeting?

  If a quorum is not present during the meeting, we may adjourn the meeting. In addition, in the event that there are not sufficient votes for approval of any of the matters to be voted upon at the meeting, the meeting may be adjourned in order to permit further solicitation of proxies.

How many votes do I have?

  Each outstanding share of the Company's common stock entitles its owner to one vote on each matter that comes before the meeting. The proxy card indicates the number of shares of the Company's common stock which you owned as of the record date, August 24, 2001.

How many votes are needed to approve each item?

  Provided a quorum is present, directors will be elected by a plurality of the votes present in person or represented by proxy at the Annual Meeting and cast for the election of directors. Stockholders are not allowed to cumulate their votes for the election of directors.

  Approval of the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending April 28, 2002, will require an affirmative vote of the holders of the majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote, provided a quorum is present.

  Abstentions will be treated as shares that are present or represented and entitled to vote for the purpose of determining the presence of a quorum, but will be treated as not voting. Accordingly, abstentions will have no effect on the number of votes necessary to elect directors or to ratify the selection of the Company's independent auditors.

What if my stock is held by a broker?

  In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy, so called "broker non-votes", those shares will not be treated as present or represented and entitled to vote for purposes of determining the presence of a quorum and will not be treated as present or represented and voting for purposes of determining the number of votes necessary for the approval of any matter on which they do not have discretionary authority to vote.

How do I vote?

  You may vote by a proxy card or you may vote in person at the Annual Meeting. Whether or not you plan to attend the meeting, we encourage you to complete, sign, date and promptly return your proxy card in the enclosed envelope, which requires no postage if mailed in the United States. One of the individuals named on the proxy card will vote your shares as directed by you on the proxy card. If no specific selections are made, one of the individuals named on your proxy card will vote your shares as follows:

  1. For the election of the directors recommended by the Board of Directors;

  2. For the ratification and selection of Ernst & Young LLP as our independent auditors for the fiscal year ending April 28, 2002; and

  3. In their discretion, upon such other business as may properly come before the meeting.

Can I change my vote after I have submitted my proxy?

  Yes, a stockholder who has submitted a proxy may revoke it at any time prior to its use by:

  1. Delivering a written notice to the Secretary;

  2. Executing a later-dated proxy; or

  3. Attending the Annual Meeting and voting in person.

A written notice revoking the proxy should be sent to the Company's Secretary at the following address:

  Allan B. Solomon
  Executive Vice President and Secretary
  Isle of Capri Casinos, Inc.
  1641 Popps Ferry Rd.
  Biloxi, MS 39532

How will the votes be tabulated at the meeting?

  Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the Annual Meeting, and such election inspectors will determine whether or not a quorum is present.

Will the Company solicit proxies in connection with the Annual Meeting?

  Yes, the Company will solicit proxies in connection with the Annual Meeting. We will bear all costs of soliciting proxies including charges made by brokers and other persons holding stock in their names or in the names of nominees for reasonable expenses incurred in sending proxy material to beneficial owners and obtaining their proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally and by telephone and telegraph, all without extra compensation. We have retained D.
F. King & Co., Inc. to assist in the solicitation of proxies. The fee to be paid for such services will be borne by us and is not expected to exceed $3,000 plus reasonable expenses.

1. ELECTION OF DIRECTORS

  We currently have seven directors. The Company's bylaws provide that the number of directors of the Company may be increased by the Board of Directors. The Board of Directors has determined that it is in the Company's best interest, and has resolved, to have eight directors serve until the next Annual Meeting of shareholders. Each director holds office until his successor is elected and qualified or until his earlier death, resignation, removal or disqualification.

  The eight nominees for whom the enclosed proxy is intended to be voted are set forth below. All nominees are now serving as our directors, with the exception of Jeffrey D. Goldstein. Each of these nominees has indicated his willingness to serve if elected. The Board of Directors has no reason to believe that any of these nominees will be unavailable for election, but if such a situation should arise, the proxy will be voted in accordance with the best judgment of the proxyholder for such person or persons as may be designated by the Board of Directors, unless the stockholder has directed otherwise.

                   Name               Age Position(s)
                   ----               --- ----------
     Bernard Goldstein...............  72 Chairman, Chief Executive Officer and
                                          Director
     John M. Gallaway................  63 President, Chief Operating Officer and
                                          Director
     Allan B. Solomon................  65 Executive Vice President, Secretary,
                                          General Counsel and Director
     Robert S. Goldstein.............  46 Director
     Alan J. Glazer..................  60 Director
     Emanuel Crystal.................  74 Director
     W. Randolph Baker...............  54 Director
     Jeffrey D. Goldstein............  48 Director

  Bernard Goldstein has been our Chairman of the Board since June 1992 and our Chief Executive Officer since September 1995. From June 1992 until February 1993, and from September 1995 to December 1995, Mr. Goldstein was also our President. Mr. Goldstein has been active in the development of the riverboat gaming industry in a number of states and was Chairman of the Board of Steamboat Development Corporation and Steamboat Southeast, Inc., companies involved in the first legalized riverboat gaming ventures in the United States. In addition to his involvement in the riverboat gaming industry, Mr. Goldstein has been involved in scrap metal recycling since 1951 and barge-line transportation since 1960. Mr. Goldstein is the father of Robert S. Goldstein and Jeffrey D. Goldstein.

  John M. Gallaway has been our President since December 1995, our Chief Operating Officer since July 1996 and a director since April 1996. From July 1995 to November 1995, Mr. Gallaway was a professor at the University of Houston. Mr. Gallaway was Deputy Managing Director, Gaming, of Sun International, a company engaged in owning and operating casinos and resorts, from September 1992 to August 1994. Prior to that, from 1984 to 1992, Mr. Gallaway was President and General Manager of TropWorld Casino Resort in Atlantic City and, from 1981 to 1984, he was President and General Manager of the Tropicana Casino Hotel in Las Vegas.

  Allan B. Solomon has been our Secretary and a director since June 1992, served as our Chief Financial Officer and Treasurer from June 1992 to October 1993, and was Chairman of our Executive Committee from January 1993 to April 1995. Mr. Solomon became our General Counsel in May 1994 and became Executive Vice President in April 1995. From 1986 to May 1994, Mr. Solomon was President of Allan B. Solomon, P.A., which was a partner in the Florida law firm of Broad and Cassel.

  Robert S. Goldstein has been a director since February 1993. Mr. Goldstein is the President of Alter Trading Corporation, a company engaged in the business of scrap metal recycling, and has been associated with that company since 1977. Additionally, Mr. Goldstein is a director, officer and stockholder of the Steamboat companies and has been an officer of several affiliated river transportation companies engaged in stevedoring and equipment leasing since 1980. Mr. Goldstein is the son of Bernard Goldstein and the brother of Jeffrey
D. Goldstein.

  Alan J. Glazer has been a director since November 1996, and is currently Vice President and Regional Managing Partner and a director of Morris Anderson & Associates, Ltd., a management consulting firm. Mr. Glazer also serves as a director of Alter Barge Lines, Inc., a private company owned by Bernard Goldstein and members of his family.

  Emanuel Crystal has been a director since October 1993, and is currently the Chief Executive Officer of Jackson Iron & Metal Company, Inc. in Jackson, Mississippi. He has held that position for over five years and has served in various positions with that company since 1949.

  W. Randolph Baker has been a director since 1997. Mr. Baker is Vice Chairman and CEO of Thompson & Baker, a public relations and public affairs firm located in Memphis, Tennessee. Previously, Mr. Baker served as a visiting professor of gaming studies at the University of Nevada, Reno, and as Director of Public Affairs for The Promus Companies Incorporated, then a holding company for casino and hotel brands.

  Jeffrey D. Goldstein, a nominee, is chairman and chief executive officer of Alter Barge Lines, Inc. and its related transportation entities. Mr. Goldstein has been associated with the company for thirty years, serving in various management roles. Mr. Goldstein is the son of Bernard Goldstein and the brother of Robert S. Goldstein.

  The Board of Directors recommends that the stockholders vote FOR the election of each nominee for director named above.

Meetings and Committees of the Board

  The Board of Directors has three standing committees: the Compensation Committee, the Audit Committee and the Compliance Committee. The Board of Directors does not have a Nominating Committee or any committee performing similar functions. During the fiscal year ended April 29, 2001, which we refer to as "fiscal 2001", the Board of Directors met eight times, the Compensation Committee met three times, the Audit Committee met four times and the Compliance Committee met three times. The Compliance Committee was created in fiscal 2001. During fiscal 2001, all directors attended at least 75% of the meetings of the Board of Directors and the committees thereof on which they served.

  Messrs. Alan J. Glazer, Robert S. Goldstein and Emanuel Crystal are members of the Compensation Committee. Mr. Glazer acts as chairman of the Compensation Committee. The Compensation Committee acts as an advisory committee to the full Board with respect to compensation of our executive officers and other key employees, including administration of the stock option plan, option grants and bonuses.

  Messrs. Emanuel Crystal, Alan J. Glazer and W. Randolph Baker are members of the Audit Committee. Mr. Crystal acts as chairman of the Audit Committee. The Audit Committee's responsibilities include recommending to the Board the selection of our independent auditors, reviewing the arrangements and the scope of the independent audit and reviewing all financial statements. Information regarding the functions performed by the Audit Committee during the fiscal year is set forth in the "Report of the Audit Committee" included in this annual proxy statement. Each member of the Audit Committee is "independent" as defined under the Nasdaq National Market listing requirements. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is attached as Exhibit A.

  Messrs. W. Randolph Baker, John M. Gallaway, Allan B. Solomon, Harry Redmon and Ms. Janice Newman are members of the Compliance Committee. Mr. Baker acts as chairman, Mr. Redmon is an independent member and Ms. Newman is the Compliance Officer of the Compliance Committee. The Compliance Committee's responsibilities include maintaining compliance with the regulatory requirements imposed upon the Company and its subsidiaries in the jurisdictions in which we operate.

                     EXECUTIVE OFFICERS AND KEY EMPLOYEES

  Below is a table that identifies our executive officers other than Messrs. Goldstein, Gallaway and Solomon, each of whom is identified in the section entitled "Election of Directors" and other key employees.

             Name            Age Position(s)
             ----            --- ----------
   Rexford A. Yeisley.......  54 Senior Vice President, Chief Financial Officer,
                                  Treasurer and Assistant Secretary

   Timothy M. Hinkley.......  45 Senior Vice President of Operations

   Robert F. Boone..........  52 Vice President of Human Resources and Risk
                                  Management

   Richard L. Meister.......  56 Vice President of Construction and Design

   Gregory D. Guida.........  37 Vice President of Development and House Counsel

   David R. Teague..........  44 Vice President of Information Systems

   Donn Mitchell, II........  33 Vice President of Finance-Properties

   Lester McMackin..........  37 Vice President of Marketing

   Roger W. Deaton..........  54 Regional Vice President of Operations

   Thomas J. Carr...........  59 Regional Vice President of Operations

   Robert S. Fiore..........  60 Regional Vice President of Operations

  Rexford A. Yeisley has been our Chief Financial Officer since December 1995. Mr. Yeisley was Senior Vice President and Chief Financial Officer of Six Flags Theme Parks, Inc. from 1991 to 1995, and from 1987 to 1991, Mr. Yeisley was Vice President and Chief Financial Officer of that company.

  Timothy M. Hinkley has been our Senior Vice President of Operations since April 1997. Mr. Hinkley was General Manager and Vice President of the Isle of Capri Casino and Hotel in Biloxi, Mississippi from May 1992 to April 1997. Prior to that, from 1990 to 1992, Mr. Hinkley was Vice President of Food and Beverage and Entertainment of Steamboat Development Corporation, a riverboat gaming company in Iowa.

  Robert F. Boone has been our Vice President of Human Resources and Risk Management since August 1994. From 1991 to 1994, Mr. Boone was the Director, Human Resources and Administration for Simon MOA Management Company, the managing general partner at Mall of America, the nation's largest retail and entertainment complex. From 1986 to 1991, Mr. Boone served as Director of Human Resources for IDS American Express in Minneapolis, Minnesota.

  Richard L. Meister has been our Vice President of Construction and Design since May 2000. From 1990 to May 2000, Mr. Meister was President of RMII Associates, Inc., a consulting firm assisting in the development of capital projects for the casino and hospitality industries.

  Gregory D. Guida has been our Vice President of Development since January 1999 and has served as House Counsel since June 1996. Prior to that, from August 1992 to June 1996, Mr. Guida was associated with the Jackson, Mississippi office of the law firm of Phelps Dunbar, L.L.P., where he practiced in that firm's business and gaming section.

  David R. Teague has been our Vice President of Information Systems since November 2000. Mr. Teague has been with the Company since April 1996, most recently serving as Senior Director of Information Systems. From March 1993 to April 1996, Mr. Teague was the Corporate Information Systems Manager at Boomtown, Inc. From June 1991 to March 1993, he was an independent technical consultant/contractor, and from April 1986 to March 1991, Mr. Teague was the Information Systems Technical Services Manager for Caesars Tahoe Resort.

  Donn Mitchell, II has been our Vice President of Finance-Properties since November 2000. Mr. Mitchell has been with the Company since June 1996, most recently serving as Senior Director of Finance. From June 1990 through June 1996, Mr. Mitchell was employed by Arthur Anderson LLP and left as an Audit Manager.

  Lester McMackin became Vice President of Marketing in July 2001. Mr. McMackin served as Vice President/General Manager of our Lula, Mississippi property from February 2000 to July 2001, and prior to that was the Senior Director of Marketing at the corporate office from November 1998 to February 2000. Mr. McMackin joined the company as Director of Database Marketing at the corporate office in June 1996. Prior to joining the company, Mr. McMackin worked at Cohen Books as Director of Telemarketing and Sales from November 1995 to June 1996, at Trump Castle as Director of Database Marketing from June 1994 to November 1994 and at Ceasars Palace in Atlantic City as Marketing Manager from March 1989 to May 1994.

  Roger W. Deaton has been our Regional Vice President of Operations since March 2000. Mr. Deaton was General Manager and Vice President of the Isle of Capri Casino and Hotel in Lake Charles, Louisiana from August 1997 to February 2000. From July 1996 to August 1997, Mr. Deaton was General Manager and Vice President of the Isle of Capri Casino and Hotel in Vicksburg, Mississippi and was Assistant General Manager of that facility from May 1995 to July 1996.

  Thomas J. Carr has been our Regional Vice President of Operations since November 2000. From February 1999 to November 2000, Mr. Carr was a consultant to North American Gaming. From March 1981 to January 1999, he was employed in various senior management positions by Harrah's Entertainment, Inc.

  Robert S. Fiore has been our Regional Vice President of Operations since July 2000 and was Vice President and General Manager of Isle of Capri Black Hawk L.L.C. from August 1998 to June 2000. From September 1997 to August 1998, Mr. Fiore was General Manager of the Belle of Baton Rouge Casino in Baton Rouge, Louisiana for Argosy Gaming. From April 1995 to February 1997, Mr. Fiore was President and General Manager of the Tropicana Resort and Casino in Las Vegas for Aztar Corporation, and from August 1989 to March 1995, Mr. Fiore was President and General Manager of the Ramada Express Hotel and Casino in Laughlin, Nevada for Aztar Corporation.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our equity securities to file reports of ownership of, and transactions in, our equity securities with the Securities and Exchange Commission. Such directors, executive officers and 10% stockholders are also required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms we received, and on written representations from certain reporting persons, we have determined that all such filings were made on a timely basis.

                        OWNERSHIP OF OUR CAPITAL STOCK

  The following table sets forth information with respect to the beneficial ownership of our common stock as of July 20, 2001 (unless otherwise indicated) by (1) each director, (2) the individual serving as our chief executive officer during fiscal 2001 and each of the four individuals serving as our executive officers as of April 29, 2001 named in the table under "Compensation of Directors and Executive Officers--Summary Compensation Table", (3) all directors and executive officers as a group, and (4) based on information available to us and filings made under Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, each person known by us to be the beneficial owner of more than 5% of our common stock. Unless otherwise indicated, all persons listed have sole voting and dispositive power over the shares beneficially owned.

                                                        Number of   Percentage
                                                        Shares of       of
                                                       Common Stock Outstanding
                    Name and Address                   Beneficially   Shares
               of 5% Beneficial Owners (1)              Owned (2)    Owned (2)
               ---------------------------             ------------ -----------
   Bernard Goldstein (3)..............................  3,507,927      11.3%
   Bernard Goldstein Trust (4)........................  2,977,625       9.7
   Robert S. Goldstein (5)............................  2,907,867       9.5
   Jeffrey D. Goldstein (6)...........................  2,957,602       9.7
   Richard A. Goldstein (7)...........................  2,850,764       9.3
   Irene S. Goldstein (8).............................  4,552,625      14.9
   John M. Gallaway (9)...............................    350,500       1.1
   Allan B. Solomon (10)..............................    474,700       1.5
   Alan J. Glazer (11)................................     46,500         *
   Emanuel Crystal (12)...............................     81,476         *
   W. Randolph Baker (13).............................     44,000         *
   Rexford A. Yeisley (14)............................    123,900         *
   Timothy M. Hinkley (15)............................    120,474         *
   Performance Capital Corporation (16)...............  1,670,800       5.5
   All Executive Officers and Directors as a Group (9
    persons) (17).....................................  7,657,344      23.9

--------
  *   Less than 1%.
 (1) Unless otherwise indicated below, the business address for each member of the Goldstein family listed below is 2200 Corporate Boulevard, N.W., Boca Raton, Florida 33431.
 (2) Calculated pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Under Rule 13d-3(d), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days of July 20, 2001, are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.
 (3) Includes 2,977,625 shares held by the Bernard Goldstein Trust for the benefit of Bernard Goldstein and Irene S. Goldstein as to which voting and dispositive power is held by Bernard Goldstein and Irene S. Goldstein as Trustees, 104,326 shares held by Alter Company of which Bernard Goldstein is Chairman and 401,500 shares issuable upon exercise of stock options that are exercisable within 60 days. Does not include an aggregate of 11,116,611 shares (including 77,000 shares issuable upon exercise of stock options that are exercisable within 60 days) that are beneficially owned by members of Bernard Goldstein's family. Bernard Goldstein disclaims beneficial ownership of the shares owned by members of his family.
 (4) The business address for the Bernard Goldstein Trust is 2200 Corporate Boulevard, N.W., Boca Raton, Florida 33431.
 (5) Includes 77,000 shares issuable upon exercise of stock options that are exercisable within 60 days. Does not include an aggregate of 11,716,671 shares (including 401,500 shares issuable upon exercise of stock options that are exercisable within 60 days) that are beneficially owned by members of Robert S. Goldstein's family. Robert S. Goldstein disclaims beneficial ownership of the shares owned by members of his family. The business address of Robert S. Goldstein is 555 North New Ballas Road, Suite 150, St. Louis, Missouri 63141.
 (6) The business address for Jeffrey D. Goldstein is 2117 State Street, Suite 300, Bettendorf, Iowa 52722.
 (7) The business address for Richard A. Goldstein is 555 North New Ballas Road, Suite 150, St. Louis, Missouri 63141.
 (8) Includes 2,977,625 shares held by the Bernard Goldstein Trust for the benefit of Bernard Goldstein and Irene S. Goldstein as to which voting and dispositive power is held by Bernard Goldstein and Irene S. Goldstein as Trustees.
 (9) Includes 299,500 shares issuable upon exercise of stock options that are exercisable within 60 days.
(10) Includes 279,700 shares issuable upon exercise of stock options that are exercisable within 60 days.
(11) Includes 34,500 shares issuable upon exercise of stock options that are exercisable within 60 days and 1,000 shares owned by Mr. Glazer's wife.
(12) Includes 54,500 shares issuable upon exercise of stock options that are exercisable within 60 days and 1,976 shares owned by Mr. Crystal's wife.
(13) Includes 6,500 shares issuable upon exercise of stock options that are exercisable within 60 days.
(14) Includes 101,600 shares issuable upon exercise of stock options that are exercisable within 60 days.
(15) Includes 103,600 shares issuable upon exercise of stock options that are exercisable within 60 days.
(16) Pursuant to a Schedule 13G filed with the Securities and Exchange Commission, Performance Capital, a registered investment advisor, is deemed to have beneficial ownership of 1,670,800 shares of our common stock as of November 3, 2000, all of which shares are held in portfolios of three registered investment companies, of which Performance Capital serves as investment advisor and investment manager. Performance Capital disclaims beneficial ownership of all such shares. The business address for Performance Capital is 767 Third Avenue, 16th Floor, New York, NY 10017.
(17) Information provided is for the individuals who were our executive officers and directors on July 20, 2001 and includes 1,358,400 shares issuable upon exercise of stock options that are exercisable within 60 days. The amount does not include 8,208,744 shares beneficially owned by relatives of Bernard Goldstein and Robert S. Goldstein, other than them, the beneficial ownership of which is disclaimed by Bernard Goldstein and Robert S. Goldstein. If such shares were included in the category "All Executive Officers and Directors as a Group," the number of shares of Common Stock beneficially owned by such group as of July 20, 2001 would have been 15,866,088 and the percentage of outstanding shares of our common stock owned by such group as of July 20, 2001 would have been 49.6%.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

  The following table sets forth a summary of the annual, long-term and other compensation for our Chief Executive Officer during fiscal 2001 and for our four most highly compensated executive officers, other than our Chief Executive Officer, during fiscal 2001, for the years indicated. These five persons are referred to collectively as the "Named Executive Officers".

                                             Annual Compensation          Long-Term Compensation
                                    ------------------------------------- -----------------------
                           Fiscal                                         Securities               All Other
        Name and         Year Ended                        Other Annual   Underlying     LTIP     Compensation
   PrincipalPosition      April 30  Salary ($) Bonus ($) Compensation ($) Options (#) Payouts ($)    ($)(1)
   -----------------     ---------- ---------- --------- ---------------- ----------- ----------- ------------
Bernard Goldstein.......    2001     $536,166   $32,180       $  --          55,000     $8,040      $13,797
 Chairman and Chief         2000      450,173   360,000          --          80,000     90,000       15,231
 Executive Officer          1999      435,499   291,040          --         400,000     72,760       12,465

John M. Gallaway........    2001     $498,864   $32,180       $  --          50,000     $8,040      $11,976
 President and Chief        2000      450,084   360,000          --          70,000     90,000        8,132
 Operating Officer          1999      435,182   291,040       4,385         175,000     72,760       11,746

Allan B. Solomon........    2001     $344,285   $19,320       $  --          22,500     $4,830      $ 9,286
 Executive Vice
  President,                2000      333,986   268,000          --          26,000     67,000        7,082
 General Counsel and        1999      320,519   240,429          --             692     65,000       15,330
 Secretary
Rexford A. Yeisley......    2001     $259,260   $12,376       $  --          22,500     $3,094      $ 4,752
 Senior Vice President      2000      247,416   200,000                      18,000     50,000        4,353
 and Chief Financial        1999      216,135   126,403         692          45,000     31,601        6,091
 Officer
Timothy M. Hinkley......    2001     $259,246   $10,920       $  --          22,500     $2,730      $ 3,778
 Senior Vice President      2000      247,416   200,000          --          18,000     50,000        6,879
 of Operations              1999      216,676   127,526         692          45,000     31,882        7,376

--------
(1) During fiscal 2001, includes medical insurance that we paid for Messrs. Goldstein, Gallaway, Solomon, Yeisley and Hinkley of $3,158, $2,551, $3,007, $1,989 and $1,063, respectively, our matching contribution to our 401(k) deferred compensation plan of $2,625 for the accounts of each of Messrs. Goldstein, Gallaway, Solomon, Yeisley and Hinkley, life insurance that we paid for Messrs. Goldstein, Gallaway, Solomon, Yeisley and Hinkley of $1,339, $396, $3,629, $138 and $90, respectively, and other fringe benefits that we paid for Messrs. Goldstein, Gallaway and Solomon of $6,675, $6,404 and $25, respectively.

Option Grants in Last Fiscal Year

  The following table sets forth information concerning options granted during fiscal 2001 to the Named Executive Officers.

                                                                          Potential
                                                                     Realizable Value at
                                                                       Assumed Annual
                                                                       Rates of Stock
                                                                     Price Appreciation
                           Individual Grants                         for Option Term (1)
                         ----------------------                      -------------------
                                     % of Total
                          Number of   Options
                         Securities  Granted to Exercise
                         Underlying  Employees   or Base
                           Options   in Fiscal    Price   Expiration
          Name           Granted (#)    Year    ($/Share)    Date     5% ($)   10% ($)
          ----           ----------- ---------- --------- ---------- -------- ----------
Bernard Goldstein.......   55,000       9.6%     $15.47   09/15/2010 $544,104 $1,365,672
John M. Gallaway........   50,000       8.8       15.47   09/15/2010  494,640  1,241,520
Allan B. Solomon........   22,500       3.9       15.47   09/15/2010  222,588    558,684
Rexford A. Yeisley......   22,500       3.9       15.47   09/15/2010  222,588    558,684
Timothy M. Hinkley......   22,500       3.9       15.47   09/15/2010  222,588    558,684

--------
(1) The potential realizable value of a grant is the product of: (a) the difference between (i) the product of the per-share market price at the time of the grant and the sum of 1 plus the stock appreciation rate compounded annually over the term of the option (here, 5% and 10%) and
    (ii) the per-share exercise price of the option and (b) the number of securities underlying the grant at fiscal year-end.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

  The following table sets forth information concerning the number and value of shares acquired on the exercise of options and exercisable and unexercisable stock options at the end of fiscal 2001 for the Named Executive Officers.

                                                                            Value of
                                                   Number of Securities   Unexercised
                                                        Underlying        In-the-Money
                                                   Unexercised Options     Options at
                                                     at Fiscal Year-    Fiscal Year-End
                            Shares                        End(#)              ($)
                         Acquired on     Value       Exercisable(E)/    Exercisable(E)/
Name                     Exercise (#) Realized ($)   Unexercisable(U)   Unexercisable(U)
----                     ------------ ------------ -------------------- ----------------
Bernard Goldstein.......        --      $    --         401,500(U)       $1,924,800(U)
                                                        451,000(E)        1,946,150(E)
John M. Gallaway........        --           --         299,500(U)        1,074,645(U)
                                                        293,000(E)        1,545,593(E)
Allan B. Solomon........        --           --         279,700(U)          419,915(U)
                                                        116,300(E)        1,025,193(E)
Rexford A. Yeisley......    20,000      253,800         101,600(U)          299,275(U)
                                                         88,900(E)          555,970(E)
Timothy M. Hinkley......     7,874       75,134         103,600(U)          301,275(U)
                                                         88,900(E)          457,010(E)

Compensation of Directors

  Directors who are not employed by us receive a $50,000 annual retainer and additional compensation of $2,000 and out-of-pocket expenses for each board meeting attended, and annual options to acquire shares of our common stock at market price on the date of issuance. On September 15, 2000 each outside director was granted options to purchase 10,000 shares of our common stock at $15.47 per share, which was the then current market price for shares of our common stock for services rendered during the then current fiscal year. Directors who are our employees receive no additional compensation for serving as directors. All directors are reimbursed for travel and other expenses incurred in connection with attending board meetings. In addition, upon the initial election or appointment of any person to the Board of Directors, he or she may receive additional options to acquire shares of our common stock.

Employment Contracts, Termination of Employment and Change-in-Control
Arrangements

  In January 1999, we entered into employment agreements with Bernard Goldstein, Chairman and Chief Executive Officer and John M. Gallaway, President and Chief Operating Officer. Pursuant to the employment agreements, Messrs. Goldstein and Gallaway received an initial base salary of $450,000, subject to increases as may be determined by the Board of Directors from time to time. In addition, Messrs. Goldstein and Gallaway are entitled to participate in our stock option and other benefit plans. Their employment agreements are each for an initial term of three years and are automatically renewable for successive one year periods thereafter, unless 90 days' written notice is given by either party. If the respective executive dies or becomes disabled, or if we terminate the term of employment without "cause" (as defined in the employment agreement), either during the initial term or any renewal term or by written notice of nonrenewal, the executive would be entitled, upon releasing us and our affiliates from any and all claims, to receive his salary and employment benefits for two years or until new employment begins, whichever occurs first. Further, if the respective executive dies or becomes disabled, he or his representative will also be entitled to a lump sum payment equal to the average of the last three years' bonus payments, inclusive of deferred amounts. In addition, in the event of a change of control (as defined in the employment agreement), the respective executive shall be entitled to the following severance: (1) salary and benefit continuation for 24 months or until new employment begins, whichever occurs first; (2) a lump sum payment equal to the average of the previous three years' bonus payment, inclusive of deferred amounts; (3) vesting of all stock options; and (4) payment of all deferred bonuses.

  In January 1999, we entered into employment agreements with Allan B. Solomon, Executive Vice President and General Counsel, Rexford A. Yeisley, Senior Vice President and Chief Financial Officer and Timothy M. Hinkley, Senior Vice President of Operations, the terms of which are substantially similar to the employment agreements described above. Pursuant to the employment agreements, Messrs. Solomon, Yeisley and Hinkley received an initial base salary of $321,000, $216,000 and $216,000, respectively. In addition, pursuant to each of the employment agreements, the maximum period of salary continuation in the event of a termination, death or disability is 12 months and in the event of a change of control is 18 months. The employment agreements of Messrs. Solomon and Yeisley had an initial term of two years and are currently in a renewal term, and Mr. Hinkley's employment agreement has an initial term of three years.

  In January 1999, we entered into employment agreements with Robert F. Boone, Vice President of Human Resources and Risk Management and Gregory D. Guida, Vice President of Development, the terms of which are substantially similar to the employment agreements described above. Pursuant to their employment agreements, Messrs. Boone and Guida received an initial base salary of $161,000 and $135,000, respectively. In addition, pursuant to their employment agreements, the maximum periods of salary continuation in the event of termination, death, disability or a change of control is 12 months. The employment agreements of Messrs. Boone and Guida had an initial term of two years and are currently in a renewal term.

  In May 2000, we entered into an employment agreement with Richard Meister, Vice President of Construction and Design, the terms of which are substantially similar to the employment agreements described above. Pursuant to his employment agreement, Mr. Meister receives an initial base salary of $170,000. In addition, pursuant to his employment agreement, the maximum period of salary continuation in the event of termination, death, disability or a change of control is 12 months. The employment agreement of Mr. Meister has an initial term of two years.

  In October 2000, we entered into employment agreements with Roger Deaton, Regional Vice President of Operations, Robert S. Fiore, Regional Vice President of Operations and Lester McMackin, Vice President of Marketing, the terms of which are substantially similar to the employment agreements described above. Pursuant to their employment agreements, Messrs. Deaton, Fiore and McMackin received an initial base salary of $200,000, $200,000 and $150,000, respectively. In addition, pursuant to their employment agreements, the maximum periods of salary continuation in the event of termination, death, disability or a change of control is 12 months. The employment agreements of Messrs. Deaton, Fiore and McMackin have an initial term of two years.

  In November 2000, we entered into employment agreements with Tom Carr, Regional Vice President of Operations, David R. Teague, Vice President of Information Systems and Donn R. Mitchell, II, Vice President of Finance-Properties, the terms of which are substantially similar to the employment agreements described above. Pursuant to their employment agreements, Messrs. Carr, Teague and Mitchell received an initial base salary of $220,000, $140,000 and $135,000. In addition, pursuant to their employment agreements, the maximum period of salary continuation in the event of termination, death, disability or a change of control is 12 months. The employment agreements of Messrs. Carr, Teague and Mitchell have an initial term of two years.

Compensation Committee Interlocks and Insider Participation

  Messrs. Alan J. Glazer, Robert S. Goldstein and Emanuel Crystal are members of our Compensation Committee. Mr. Robert S. Goldstein is the son of Bernard Goldstein, our Chairman and Chief Executive Officer.

Compensation Committee Report on Executive Compensation

  The Compensation Committee advises the Board of Directors concerning executive compensation, including base salaries, bonuses, stock option grants, health and life insurance and other benefits. Compensation Committee recommendations concerning executive compensation are reviewed and approved by the Board. Board members who are also our executive officers do not participate in the deliberations of the Board concerning their respective compensation and benefits and do not vote on such matters.

  Our objective concerning executive compensation is to design an executive compensation program that attracts and retains qualified executives and aligns executives' interests with ours and those of our stockholders in achieving our operating goals and business objectives and increasing stockholder value. The principal components of our executive compensation program are base salary, bonus and stock options. In light of our objective concerning executive compensation, a substantial portion of the executive compensation above the base salary is generally provided through bonuses tied to certain indicators of our performance and through the grant of stock options.

  The Compensation Committee's determinations of overall executive compensation for the fiscal year 2001, which includes salary, bonus, certain benefits and stock option awards, were based upon consideration of, among other factors, our performance during the fiscal year, the individual executive's contribution to the achievement of operating goals and business objectives and levels of compensation in comparable companies at similar stages of development, with particular emphasis on those operating in the gaming industry.

  Section 162(m) of the Internal Revenue Code of 1986, as amended, limits our deduction for compensation paid to the Named Executive Officers to $1 million unless certain requirements are met. The policy of the Compensation Committee with respect to section 162(m) is to establish and maintain a compensation program which will optimize the deductibility of compensation. In that regard, no executive officer received compensation in excess of $1 million during fiscal 2001. The Compensation Committee, however, reserves the right to use its judgment, where merited by the Compensation Committee's need for flexibility to respond to changing business conditions or by an executive's individual performance, to authorize compensation which may not, in a specific case, be fully deductible.

By The Compensation Committee:

Alan J. Glazer, Compensation Committee Chair
Robert S. Goldstein, Compensation Committee Member
Emanuel Crystal, Compensation Committee Member

July 23, 2001

Report of the Audit Committee

  The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

  The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

  The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held four meetings during fiscal year 2001.

  In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended April 29, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

By The Audit Committee:

Emanuel Crystal , Audit Committee Chair
Alan J. Glazer, Audit Committee Member
W. Randolph Baker, Audit Committee Member

July 23, 2001

                            STOCK PERFORMANCE GRAPH

  The following graph sets forth the cumulative total shareholder return (assuming reinvestment of dividends) to Isle of Capri Casinos, Inc.'s shareholders during the five-year period ended April 29, 2001, as well as an overall stock market index (Nasdaq Market Index) and Isle of Capri Casinos, Inc.'s peer group index (Dow Jones Casino Group Index):



                                    [Graph]

                                        1996   1997   1998   1999   2000   2001
                                       ------ ------ ------ ------ ------ ------
Isle of Capri Casinos, Inc............ 100.00  28.00  44.80  85.60 177.60 117.00
Peer Group Index...................... 100.00  60.75  70.86  71.75  81.84  93.12
Nasdaq Market Index................... 100.00 106.59 158.32 209.07 324.85 181.39

  The stock performance graph assumes $100 was invested on April 30, 1996.

                             CERTAIN TRANSACTIONS

  A corporation wholly owned by the Goldstein family leases to us for the Isle of Capri Casino & Hotel in Bettendorf, Iowa on a month-to-month basis (1) land for parking at a monthly rent of $20,000 and (2) warehouse space at a monthly rent of $3,360. We have also agreed to remove our construction debris from adjacent property owned by a wholly owned corporation of the Goldstein family.

  We reimburse Alter Trading Corporation, a company owned by Robert S. Goldstein, Jeffrey D. Goldstein and other members of the Goldstein family, for annual lease payments of approximately $99,000 with respect to property leased by Alter Trading Corporation. The land was leased at Isle of Capri's request in order to secure a site for possible casino operations.

  During fiscal 2001, we contracted with Alter Barge Line, a company owned by Robert S. Goldstein, Jeffrey D. Goldstein and other members of the Goldstein family for the towing and storage of a riverboat owned by the Company. Total payments under the contract was approximately $122,000.

  We manage the Isle of Capri-Black Hawk for a fee which is equal to two percent of revenue (after deducting one-half of gaming taxes), plus ten percent of operating income, the total of which is not to exceed four percent of revenue, as defined.

2. RATIFICATION OF THE SELECTION OF AUDITORS

  Subject to ratification by the shareholders, the Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the current fiscal year. Fees for the last year annual audit were $295,000, audit related services $309,265, and all other non-audit services $818,654. Audit related services generally include fees for statutory audits, business acquisitions, accounting consultations, internal audit and SEC registration statements.

  Representatives of the firm of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

  The Audit Committee and the Board of Directors recommend the shareholders vote "FOR" such ratification.

                                 OTHER MATTERS

  The Board of Directors is not aware of any other business that may come before the Annual Meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxyholders.

                             STOCKHOLDER PROPOSALS

  Stockholders who, in accordance with Rule 14a-8 of the Securities Exchange Commission, wish to present proposals for inclusion in our proxy materials to be distributed in connection with our 2002 Annual Meeting must submit their proposals not later than May 2, 2002, at our principal executive offices,
Attention: Bernard Goldstein, Chairman and Chief Executive Officer. As the rules of the Commission make clear, simply submitting a proposal does not guarantee its inclusion.

                            ADDITIONAL INFORMATION

  A copy of our Annual Report to Stockholders for fiscal 2001 is being provided to stockholders with this Proxy Statement.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          Bernard Goldstein, Chairman and
                                           Chief Executive Officer
August 30, 2001
Biloxi, Mississippi

                                                                      Exhibit A

                          ISLE OF CAPRI CASINOS, INC.
                            AUDIT COMMITTEE CHARTER

                                 Organization

  This charter governs the operations of the audit committee. The committee will review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise of at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or (shall become financially literate within a reasonable period of time after appointment to the committee,) and at least one member shall have accounting or related financial management expertise.

                              Statement of Policy

  The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

                        Responsibilities and Processes

  The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

  The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

  . The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

  . The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

  . The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

  . The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to the shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

AMENDED AND RESTATED BY THE BOARD OF DIRECTORS: May 02, 2000


[X]   Please mark your
      votes as in this
      example.
---------------------------------------------------------------------------------------------------------------------------------
                            WITHHOLD                        Nominees:  Bernard Goldstein, John M. Gallaway,
                            AUTHORITY                                  Allan B. Solomon, Robert S. Goldstein
                            to vote for All Nominees                   Alan J. Glazer, Emanuel Crystal,
Proposal 1:     FOR         listed at right                            W. Randolph Baker; Jeffrey D. Goldstein
Election of     [_]            [_]
Directors

FOR All Nominees listed at right (except as marked to the contrary below)

______________________________________________________


                                     FOR     AGAINST     ABSTAIN
Proposal 2:  Ratify selection of     [_]       [_]         [_]
             Ernst & Young LLP as
             Independent
             Auditors

Please sign exactly as your name appears on this Proxy.
If shares are registered in more than one name, the signatures of all such holders are required. A corporation should sign in its full corporate name by a duly authorized officer, stating such officer's title and official capacity. A partnership should sign in the partnership name by an authorized person, stating such person's title and relationship to the partnership.




Signature _______________________________ DATED ____________, 2001 Signature _______________________________ DATED ___________, 2001
                    Signature                                                        (if held jointly)

NOTE: Please complete, date, sign and return this proxy promptly, using the enclosed envelope.

================================================================================

PROXY                                                                      PROXY


                          ISLE OF CAPRI CASINOS, INC.

           Solicited by the Board of Directors for the Annual Meeting
                         to be held on October 2, 2001

     The undersigned hereby appoints Bernard Goldstein, John M. Gallaway and Allan B. Solomon, and each of them, the proxy or proxies of the undersigned with full power of substitution to vote all shares of the common stock of Isle of Capri Casinos, Inc., a Delaware corporation (the "Company"), that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on October 2, 2001 or adjournments or postponements thereof, with all powers the undersigned would possess if personally present, on the following as specified and, in their discretion, on such other matters as may properly come before the meeting. Receipt of the Notice of the Annual Meeting of Stockholders is hereby acknowledged.

     This proxy, when properly executed, will be voted in the manner directed by you. If you do not give any direction, this proxy will be voted "for" Proposals 1 and 2 and will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.